UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14a

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒	Filed by a party other than Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

GMO Emerging Country Debt Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

YOUR VOTE IS CRITICAL!

PLEASE VOTE NOW

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

GMO Emerging Country Debt Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for August 16, 2022. Our records indicate that we have not received your vote. We urge you to vote as soon as possible to allow your Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the August 16, 2022 GMO Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE
Vote online by clicking the Vote Now button on your E-delivery. Follow the on-screen prompts to vote.	Call the toll-free touch-tone number listed on your E-delivery and enter your control number. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

GMO-R